TIAA-CREF Life Funds	Supplement

TIAA-CREF Life Funds

SUPPLEMENT NO. 2
dated October 1, 2019 to the Statutory Prospectus dated May 1, 2019

Effective immediately, the following paragraph hereby replaces in its entirety the sixth paragraph of the sub-section entitled “Equity Funds and Equity Underlying Funds” of the sub-section entitled “Additional information on investment strategies of the Funds” in the section entitled “Additional information about investment strategies and risks of the Funds” of the Statutory Prospectus:

An Equity Fund and/or Equity Underlying Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with a particular Equity Fund and/or Equity Underlying Fund’s investment objective, restrictions and policies and current regulations, except that such instruments, as well as ETFs used for cash management purposes, will not be subject to the Social Choice Equity Fund’s ESG criteria, but may, in the case of ETFs, be subject to other ESG criteria. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the Funds’ ability to invest in derivatives and adversely affect the value or performance of derivatives and the Funds. Each Equity Fund and/or Equity Underlying Fund may invest in derivatives and similar financial instruments for hedging purposes or to enhance investment return.

Effective immediately, the following paragraph hereby replaces in its entirety the only paragraph in the section entitled “Distribution and services arrangements” on page 108 of the Statutory Prospectus:

Nuveen Securities, LLC (“Nuveen Securities”) distributes the Fund shares. Nuveen Securities does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Funds. However, the Funds and Nuveen Securities (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Funds as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Funds over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Funds. Prior to October 1, 2019, Teachers Personal Investors Services, Inc. (“TPIS”) was the distributor of Fund shares. Effective September 30, 2019, TPIS merged into Nuveen Securities, and Nuveen Securities became the distributor of Fund shares.

A40610 (10/19)

TIAA-CREF Life Funds	Supplement

TIAA-CREF Life Funds

SUPPLEMENT NO. 4
dated October 1, 2019 to the Statement of Additional Information (“SAI”) dated May 1, 2019

Effective immediately, the following paragraph hereby replaces in its entirety the only paragraph of the sub-section entitled “Exchange-Traded Funds” on page 20 of the SAI:

Additionally, certain Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund. ETFs used for cash management purposes will not be subject to the Social Choice Equity Fund’s ESG criteria, but may be subject to other ESG criteria.

Effective immediately, the following paragraph hereby replaces in its entirety the only paragraph of the sub-section entitled “Underwriter” in the section entitled “Principal holders of securities” on page 42 of the SAI:

The shares of the Funds are offered continuously by Nuveen Securities, LLC (“Nuveen Securities”), which is registered with the SEC as a broker-dealer and is a member of FINRA. Nuveen Securities is the principal underwriter for shares of the Funds, although it is not obligated to sell any specific amount of shares of the Funds. No commissions are paid in connection with the distribution of the shares of the Funds. The principal business address of Nuveen Securities is 333 West Wacker Drive, Chicago, IL 60606-1286. Prior to October 1, 2019, Teachers Personal Investors Services, Inc. (“TPIS”) was the principal underwriter for shares of the Funds. Effective September 30, 2019, TPIS merged into Nuveen Securities, and Nuveen Securities became the principal underwriter for shares of the Funds.

Effective immediately, the following paragraph hereby replaces in its entirety the second paragraph of the sub-section entitled “Investment advisory services” in the section entitled “Investment advisory and other services” on page 42 of the SAI:

TIAA, an insurance company, holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds (1) all of the shares of Nuveen Finance, LLC, which holds all of the shares of Advisors, and (2) all of the shares of TIAA-CREF Asset Management LLC, which holds all of the shares of TIAA-CREF Investment Management, LLC (“Investment Management”). Nuveen Finance, LLC, also holds all the shares of Nuveen Holdings 1, Inc., which holds all the shares of Nuveen Holdings, Inc., which holds all the shares of Nuveen Investments, Inc., which holds all the shares of Nuveen Securities, the principal underwriter of the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”). Investment Management provides investment advisory services to, and Services acts as the principal underwriter for, CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

Also effective immediately, all other references to “TPIS” in the SAI are hereby changed to “Nuveen Securities.”

A40612 (10/19)